Exhibit 10.1
Milbank Draft 3/25/10
AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     AMENDMENT NO. 3 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March [___], 2010 among GREENHUNTER BIOFUELS, INC (f/k/a CHANNEL REFINING CORPORATION, INC), a Texas corporation (the “Borrower”), WESTLB AG, NEW YORK BRANCH (“WestLB”) as administrative agent for the lenders under the Credit Agreement (as defined below) (the “Lenders”) (in such capacity, the “Administrative Agent”) and WestLB as Lender.
     WHEREAS, the parties hereto entered into a Credit Agreement, dated as of December 20, 2007 (as amended and restated by the Amended and Restated Credit Agreement dated as of March 10, 2008, as further amended and restated by the Second Amended and Restated Credit Agreement dated as of March 28, 2008, as further amended by Amendment No. 1, dated as of June 24, 2009, as further amended by Amendment No. 2 dated as of December 16, 2009 and as further amended, modified and supplemented and in effect from time to time, the “Credit Agreement”), among the Borrower, the Lenders, the Administrative Agent and WestLB as LC Issuing Bank (“LC Issuing Bank”).
     WHEREAS, the Borrower wishes to extend the Amendment No. 2 Interim Period and amend the Credit Agreement as more specifically provided below.
     WHEREAS, the Lender, the Administrative Agent are willing to agree to the Borrower’s requests upon the terms and conditions of this Amendment.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Definitions. Unless otherwise defined herein, capitalized terms in this Amendment have the meanings set forth in the Credit Agreement, as amended by this Amendment and interpreted in accordance with Section 1.04 of the Credit Agreement. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
     Section 2. Amendments
     2.01 Definitions.
(a)	Section 1.01 of the Credit Agreement is hereby amended by amending and replacing the following definitions in their entirety as follows:
(i)	“Amendment No. 2 Interim Period Termination Date” shall mean the earliest to occur of:
(1)	April 30, 2010;

(2)	the date upon which a Default other than a Specified Default occurs under this Agreement or there is any breach of the terms of Section 9.03 of this Agreement or Amendment No. 2 by the Borrower; and

(3)	the failure by the Borrower to comply with any of the conditions or covenants in Section 9.03(b).
(ii)	“Working Capital Commitment Period” shall mean the period commencing on the Closing Date and ending on the earlier to occur of (y) April 30, 2010, as such period may be extended by the Working Capital Facility Lenders annually thereafter up to the Final Maturity Date and (z) the termination of all Working Capital Commitments pursuant to Section 2.04 or Section 9.01.
     2.02 Remedies.
(a)	Section 9.03(b)(v) of the Credit Agreement is hereby amended and replaced in its entirety as follows:

“(v) the Borrower shall pay, on the Amendment No. 2 Interim Period Termination Date, any unpaid interest (including the Unpaid Default Interest Accrual); provided that the Unpaid Default Interest Accrual shall not be due and payable if all of the Secured Obligations have been satisfied in full prior to the Amendment No. 2 Interim Period Termination Date;”

(b)	A new paragraph (xv) shall be added at the end of Section 9.03(b) of the Credit Agreement as follows:

“(xv) on March 31, 2010, all outstanding Eurodollar Loans shall automatically Convert into Base Rate Loans and will continue to accrue interest at the Post-Default Rate in accordance with Section 3.02 of this Agreement.”
     Section 3. Representations and Warranties. The Borrower hereby represents and warrants for the benefit of the Administrative Agent, the Lenders and the Collateral Agent that as of the date hereof, and as of the date hereof:
(a)	this Amendment has been duly authorized, executed and delivered by the Borrower and each of this Amendment, the Credit Agreement as amended hereby, the Security Agreement and each of the other Financing Documents are in full force and effect and constitutes a legal, valid and binding obligation of the Borrower, as applicable, enforceable in accordance with its respective terms and applicable law;

(b)	as of the date hereof, there are certain Specified Defaults occurring and continuing under the Credit Agreement and, after due inquiry, Borrower is not aware of any other Defaults or Events of Default have occurred and are continuing except for the Specified Defaults;
(c)	pursuant to Section 3.02(c) of the Credit Agreement, on and from the Date Certain, all outstanding Loans bear interest at a rate per annum equal to the Post-Default Rate; and

(d)	it has no rights of offset, reduction, or recoupment, objections, defenses, or counterclaims of any nature whatsoever with respect to the Secured Obligations, the Liens granted in or pursuant to the Financing Documents or with respect to any action, conduct, or omission of the Administrative Agent, Collateral Agent or the Lenders.
     Section 4. Conditions Precedent. This Amendment shall be effective only upon the occurrence of both of the following conditions precedent:
(a)	execution and delivery of this Amendment by all of the parties hereto; and

(b)	payment of all fees and expenses then due and payable by the Borrower under the Credit Agreement, including the Administrative Agent’s professional advisors’ fees (including all fees and costs of counsel) as of the date hereof.
     Section 5. Miscellaneous.
(a)	The amendments provided in Section 2 hereto shall be applicable solely with respect to those matters expressly provided therein and no other amendments may be construed or implied.

(b)	Except as expressly provided herein, the Credit Agreement is and shall remain unchanged and in full force and effect and nothing contained in this Amendment shall abrogate, prejudice, diminish or otherwise affect any powers, right, remedies or Secured Obligations of any Person arising before the date of this Amendment.

(c)	This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)	This Amendment is a Financing Document.

     Section 6. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL SECURED OBLIGATIONS LAW).
     Section 7. Amendment Binding. This Amendment shall bind and inure to the benefit of the parties and their successors and permitted assigns, but neither this Amendment nor any of the rights, interests or Secured Obligations hereunder shall be assigned by the Borrower (including its successors and permitted assigns) without the prior written consent of the other parties, and any attempted assignment without such consent shall be null and void. No Person other than the parties hereto (and their respective successors and permitted assigns) and the Collateral Agent shall have any rights hereunder or be entitled to rely on this Amendment, and all other third-party beneficiary rights are hereby expressly disclaimed.
     Section 8. Reservation of Rights. The Administrative Agent, on behalf of itself and the Lenders, expressly reserves any and all rights and remedies, including, without limitation, those under the Credit Agreement and other Financing Documents, waiving none of such rights by this Amendment. This Amendment expressly is without prejudice to any rights or remedies of the Administrative Agent or the Lenders, including, without limitation, those under the Credit Agreement and the other Financing Documents. The failure to exercise or any delay in exercising, on the part of the Administrative Agent or the Lenders, any right, remedy, power or privilege under the Financing Documents with respect to any Defaults and/or Events of Default referred to herein or otherwise existing shall not be deemed, or operate as, a waiver thereof and all such rights and remedies are hereby expressly reserved.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be duly executed as of the date first written above.

ADMINISTRATIVE AGENT: WESTLB AG, NEW YORK BRANCH, as Administrative Agent
By:
Name:
Title:

By:
Name:
Title:

[Amendment No. 3 Signature Page]

LENDER: WESTLB AG, NEW YORK BRANCH, as Lender
By:
Name:
Title:

By:
Name:
Title:

[Amendment No. 3 Signature Page]

BORROWER: GREENHUNTER BIOFUELS, INC., as Borrower
By:
Name:
Title:

[Amendment No. 3 Signature Page]